Exhibit 32.3

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nicholas Sinigaglia, Principal Financial and Accounting Officer of ICON Oil & Gas GP, LLC, the Managing General Partner of the Registrant, in connection with the Quarterly Report of ICON Oil & Gas Fund-A L.P. (the “LP”) on Form 10-Q for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the LP.

Date: August 24, 2012

/s/ Nicholas Sinigaglia
Nicholas Sinigaglia Managing Director
(Principal Financial and Accounting Officer) ICON Oil & Gas GP, LLC Managing General Partner of ICON Oil & Gas Fund-A L.P.